SUPPLEMENT DATED NOVEMBER 25, 1998

TO PROSPECTUS
DATED NOVEMBER 3, 1998
for
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS issued by
EQUITRUST LIFE INSURANCE COMPANY


	At page 30, in the section titled "Distribution of the Contracts," the first sentence in the third paragraph is replaced with the following:

The Company may pay broker-dealers with selling agreements up to an amount equal to 6.0% of the premiums paid under a Contract during the first Contract year, 4.5% of the premiums paid in the second through sixth
Contract years and 1.25% of the premiums paid in the seventh and subsequent Contract years.